Exhibit 1.1

$100,000,000

8¼% Senior Subordinated Notes Due 2012

PINNACLE ENTERTAINMENT, INC.

UNDERWRITING AGREEMENT

November 18, 2004

LEHMAN BROTHERS INC.

As Representative of the several Underwriters

Underwriters named in Schedule I hereto

c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies/Gentlemen:

Pinnacle Entertainment, Inc., a corporation organized and existing under the laws of Delaware (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of $100,000,000 principal amount of the Company’s 8¼% Senior Subordinated Notes due 2012 (the “Notes”). The Notes will be irrevocably and unconditionally guaranteed (the “Guarantees”) by the subsidiaries of the Company listed in Schedule II hereto that have signed this Agreement (each, a Guarantor and, collectively, the “Guarantors”). The Notes will be issued pursuant to an Indenture dated as of March 15, 2004 (the “Base Indenture”), as supplemented by a First Supplemental Indenture (the “First Supplemental Indenture”), to be dated as of the Closing Date (as hereinafter defined) among the Company, the Guarantors and The Bank of New York, as trustee. The Base Indenture, as supplemented by the First Supplemental Indenture, is hereafter called the “Indenture.” The Notes are more fully described in the Registration Statement and Prospectus referred to below. Lehman Brothers Inc. (“Lehman Brothers”) is acting as lead manager in connection with the offering and sale of the Notes and the Guarantees (the “Offering”).

1. Representations and Warranties of the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-90426), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s debt and other securities, as described therein, including the Notes and the Guarantees, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission (the “Rules and Regulations”) under the Securities Act, which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act increasing the size of the Offering by registering additional debt securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, and the Preliminary Prospectus (as defined below), the prospectuses that were filed with the Commission pursuant to Rule 424(b) under of the Securities Act (“Rule 424(b)”) in connection with the offering of Common Stock the Company consummated on February 2, 2004 and the offering of 8.75% Senior Subordinated Notes due 2013 the Company consummated on September 25, 2003 and the Rule 462(d) post-effective amendment to the Registration Statement the Company filed on November 16, 2004, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Notes have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Rules and Regulations of the Commission or by the Securities Act, proposes to file the Prospectus (as defined below) with the Commission pursuant to Rule 424(b). The base prospectus contained in the Registration Statement, at the time such registration statement was declared effective, as supplemented by the final prospectus supplement relating to the Offering in the form in which it is to be filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus supplement (and the related base prospectus) filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing, on or prior to the Closing Date, of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (the “EDGAR System”).

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act (“Rule 434”), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act (and incorporated by reference) was or is filed and at the Closing Date, the Registration Statement and the Prospectus and any such amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, as applicable, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus, in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Notes or any amendment thereto or pursuant to Rule 424(b) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any such amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, as applicable, and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be “materially different,” as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. No representation and warranty is made in this subsection (b), however, with respect to (i) the Form T-1 included or filed in connection with the Registration Statement or (ii) any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Lehman Brothers specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the material included in paragraphs 6 and 9 under the caption “Underwriting” in the prospectus supplement portion of the Prospectus.

(c) Deloitte & Touche LLP, who have audited the financial statements and supporting schedules and information of the Company and its Subsidiaries that are included or incorporated by reference in the Registration Statement are independent public accountants as required by the Securities Act, Exchange Act and the Rules and Regulations.

(d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, the Company has not paid any dividends on its capital stock and there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and each subsidiary of the Company listed on Exhibit A hereto (the “Subsidiaries”), taken as a whole; (ii) the long-term debt or capital stock of the Company and its Subsidiaries, taken as a whole; (iii) the Offering or (iv) any other transaction contemplated by this Agreement or any other material transaction contemplated by the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any material liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions which are material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

(e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column headed “Actual” under the caption “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed “As Adjusted” under the caption “Capitalization”.

(f) The Subsidiaries are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, the Company holds no material ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned (except for Casino Parking, Inc.) directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims, except for liens, encumbrances, equities or claims created or arising in connection with the Company’s bank credit facility described in the Prospectus under “Description of Other Indebtedness” (the “Bank Credit Facility”).

(g) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Each of the Subsidiaries has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company and its Subsidiaries, taken as a whole; (iii) the Offering or (iv) any other transaction contemplated by this Agreement or any other material transaction contemplated by the Registration Statement or the Prospectus (a “Material Adverse Effect”). Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses (including, but not limited to, gaming licenses, certificates and orders), filings and permits (collectively, the “Consents”) of, with and from all judicial, regulatory, self-regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic, to own, lease and operate its properties and conduct its business as it is now being conducted or proposed to be conducted and as disclosed in the Registration Statement and the Prospectus, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which results in the revocation of any such Consent, except where the failure to have such Consents could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. Each of the Company and the Subsidiaries is in compliance with all applicable laws, securities laws (including the Sarbanes-Oxley Act), rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

(h) The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company and the Guarantors. This Agreement has been duly and validly executed and delivered by the Company and the Guarantors and constitutes the legal, valid and binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally, except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as enforceability may be limited by state or federal laws or policies relating to the non-enforceability of the indemnification provisions contained herein.

(i) The Notes and the Guarantees have been duly and validly authorized by the Company and each of the respective Guarantors for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company and each of the Guarantors, enforceable against them in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Prospectus contains a summary of the terms of the Notes and the Guarantees, which summary is accurate in all material respects.

(j) The Company and each of the Guarantors have full right, power and authority to execute and deliver the Indenture and to perform their respective obligations thereunder. The Base Indenture (i) has been duly and validly authorized, (ii) has been duly and validly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and, (iii) was executed and delivered by the Company and each of the Guarantors; and the First Supplemental Indenture, on or prior to the Closing Date, will be (i) duly and validly authorized by the Company and each of the Guarantors and (ii) duly qualified under the Trust Indenture Act; and, when the First Supplemental Indenture is executed and delivered by the Company and each of the Guarantors, assuming the due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will be a legal, valid and binding agreement of the Company and the Guarantors, enforceable in accordance with its terms except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) for rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform and any amendment or supplement thereto will conform in all material respects to the requirements of the Trust Indenture Act of 1939, and the Rules and Regulations applicable to an indenture which is qualified thereunder. The Prospectus contains a summary of the terms of the Indenture, which summary is accurate in all material respects.

(k) The execution, delivery, and performance of this Agreement, the Indenture, the Notes and the Guarantees and consummation of the transactions contemplated by this Agreement or the prospectus supplement filed with the Commission pursuant to Rule 424 under the Securities Act (the “Prospectus Supplement”), including the issuance of the Notes and the Guarantees and the use of proceeds therefrom in the manner set forth under the caption “Use of Proceeds” in the Prospectus, do not and will not (i) except as set forth in clause (iii) of the second sentence hereof, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect. No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement or the Prospectus Supplement, including the issuance, sale and delivery of the Notes and the Guarantees to be issued, sold and delivered hereunder, except (i) the registration under the Securities Act of the Notes and the Guarantees, which has become effective, (ii) approvals (including “shelf”

approvals) by or from the applicable gaming authorities in the States of Indiana, Louisiana, Nevada and Mississippi, which have been obtained or will be obtained prior to the Closing Date, (iii) the written consent from Lehman Commercial Paper Inc., as the administrative agent (the “Administrative Agent”) under the Bank Credit Facility, that the terms of the Notes (other than pricing) are in the aggregate not more favorable to the holders thereof than those contained in the “Existing Subordinated Obligations” (as such term is defined in the Bank Credit Facility) as in effect on August 27, 2004 in any manner which is detrimental to the Agents or the Lenders under the Bank Credit Facility (the “Bank Consent”) and (iv) such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the purchase and distribution of the Notes and the Guarantees by the Underwriters, each of which has been obtained and is in full force and effect.

(l) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory or other legal or governmental proceeding or other litigation pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; to the best of the Company’s knowledge, no such proceeding or litigation is threatened or contemplated; and the defense of all such proceedings and litigation against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

(m) The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and the other entities for which financial statements are included or incorporated by reference in the Registration Statement and the Prospectus; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein. The other financial and statistical information of the Company included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

(n) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement and Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and as adjusted financial information included in the Registration Statement and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act, the Exchange Act and the Rules and Regulations and includes all adjustments necessary to present fairly in accordance with generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified.

(o) The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement and the Prospectus provide a reasonable and good faith basis for presenting the significant effects directly attributable to the transactions or events described therein; the related adjustments made in the preparation of such pro forma and as adjusted financial information give appropriate effect to those assumptions; and such pro forma and as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(p) The statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(q) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System. The Company’s common stock is registered pursuant to Section 12(b) of the Exchange Act and the outstanding shares of the Company’s common stock are listed on the NYSE (as defined in Section 11(b) below) and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of its common stock under the Exchange Act or de-listing the common stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(r) The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s) Neither the Company nor, to the Company’s knowledge, any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, nor will any of them take, to the Company’s knowledge, directly or indirectly, any action which constitutes or is designed to cause or result in, or which might reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Notes.

(t) The Company has not prior to the date hereof made any offer or sale of any securities which could be properly “integrated” with the offer and sale of the Notes pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, the Company has not sold or issued any Relevant Security or debt securities during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of common stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement and Prospectus.

(u) Except as disclosed in the Registration Statement and the Prospectus, no holder of any common stock or other security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, common stock or any other such security (any “Relevant Security”) or debt security has any rights to require registration of any Relevant Security or debt security as part or on account of, or otherwise in connection with, the offer and sale of the Notes contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(v) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

(w) Based on the knowledge of the chief executive officer and chief financial officer of the Company, (i) the Annual Report on Form 10-K for the year ended December 31, 2003 and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 (each a “Report”, and together, the “Reports”), fully comply with the requirements of Section 13(a) or 15(d) of the Exchange Act; and (ii) the information contained in each Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date of filing with the Commission.

(x) None of the Company, any Guarantor or any of its affiliates does business with the Government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes (Chapter 92 128, Laws of Florida).

(y) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in, or incorporated in, the Prospectus, at the time the Registration Statement and any amendments thereto became effective at the Closing Date, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(z) The Company and each of the Guarantors is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(aa) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration

Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described or filed.

(bb) No relationship, direct or indirect, exists between or among any of the Company, a Subsidiary or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company, a Subsidiary or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company, a Subsidiary or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company, a Subsidiary or any affiliate of the Company or any of their respective family members which are required to be disclosed in the Registration Statement and the Prospectus and which are not disclosed therein.

(cc) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments for sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any wholly owned subsidiary thereof or with respect to any capital stock or other ownership interest that the Company or any of its Subsidiaries owns in a less than wholly owned subsidiary, except (i) as otherwise disclosed in the Prospectus, (ii) such as are not material to the business, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (iii) liens arising in connection with the Bank Credit Facility.

(dd) The chief executive officer and chief financial officer of the Company are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Rules and Regulations under the Exchange Act) for the Company and have (i) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company and its Subsidiaries is made known to the chief executive officer and chief financial officer by others within the Company and its Subsidiaries, (ii) evaluated the effectiveness of the of the Company’s disclosure controls and procedures as of the end of the period (the “Evaluation Date”) covered by such Report, and (iii) presented in each Report their conclusions about the effectiveness of the disclosure controls and procedures based on their evaluation as of the Evaluation Date. The chief executive officer and chief financial officer of the Company have disclosed, based upon their most recent evaluation of the internal controls over financial reporting to the Company’s auditors and the Audit Committee of the Company’s Board of Directors (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting. The chief executive officer and chief financial officer have indicated in each Report any changes in the Company’s internal controls over financial reporting that occurred during the Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee) Neither the Company nor any of its Subsidiaries intends, or intends to permit any of its respective Subsidiaries, to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and the amounts of cash to be received by the Company or any of its Subsidiaries and the timing and the amounts of cash to be payable on or in respect of the Company’s indebtedness or the indebtedness of each Subsidiary.

(ff) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company (or any Subsidiary) and any person that would give rise to a valid claim against the Company, any Subsidiary or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company’s or any Subsidiary’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any Subsidiary or any of their respective officers, directors, shareholders, partners, employees, subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(gg) The Company and the Subsidiaries have good and marketable title to all real property and to all personal property described in the Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the Registration Statement and the Prospectus, (ii) such as arise in connection with the Bank Credit Facility, (iii) such as do not (individually or in the aggregate) interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries or (iv) such as are not (individually or in the aggregate) reasonably likely to have a Material Adverse Effect; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as (i) do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries or (ii) are not (individually or in the aggregate) reasonably likely to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any written notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary, except as would not reasonably likely to have a Material Adverse Effect.

(hh) The Company and each Subsidiary own or possess adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) described in the Prospectus as necessary for the conduct of their respective businesses as currently being conducted, except as would not reasonably likely to have a Material Adverse Effect.

(ii) The Company and the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is reasonably customary for companies engaged in similar businesses in similar industries.

(jj) Each of the Company and the Subsidiaries has accurately prepared in all material respects and timely filed all federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including, without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, that are shown on such returns, except, in each case, (i) those taxes that are not reasonably likely to have a Material Adverse Effect or (ii) those taxes, assessments or other charges that are being contested in good faith, if such taxes, assessments or other charges are adequately reserved for. Except as so described in the Prospectus, no deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’ federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened, except that would not reasonably be likely to have a Material Adverse Effect. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2003, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien (other than the lien for taxes not yet due and liens for taxes being contested in good faith), whether imposed by any federal, state or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

(kk) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers’, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(ll) No “prohibited transaction” (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination from the Internal Revenue Service that it is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

(mm) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the Company’s or any Subsidiary’s knowledge, any other entity for whose acts or omissions the Company or any Subsidiary is or may be liable) upon any other property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement or Prospectus, there has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement or Prospectus, the Company has not agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(nn) Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(oo) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Prospectus.

(pp) Any certificate required hereunder signed by or on behalf of the Company or any Guarantor and delivered to Lehman Brothers or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company or such Guarantor to each Underwriter as to the matters covered thereby (and is subject to the limitations therein, if any).

(qq) No Restricted Subsidiary (as defined in the Indenture) of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Restricted Subsidiary’s capital stock, from repaying to the Company any loan or advances to such Restricted Subsidiary from the Company or from transferring any of such Restricted Subsidiary’s property or assets to the Company or any other Restricted Subsidiary of the Company, except as described in or contemplated by the Prospectus.

(rr) Immediately after each of the Guarantors has entered into the Guarantee to which it is a party, (i) the fair value of the assets of such Guarantor will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Guarantor, (ii) the present fair saleable value of the property of such Guarantor will be greater than the amount that will be required to pay the probable liabilities of such Guarantor on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities, subordinated, contingent or otherwise, become absolute and matured, (iii) such Guarantor will be able to pay its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, and (iv) such Guarantor will not have an unreasonably small capital with which to conduct the business in which it is engaged as such business is conducted and is proposed to be conducted following the Closing Date.

(ss) None of the transactions contemplated by this Agreement (including without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

2. Purchase, Sale and Delivery of the Notes.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price of 103.25% of the principal amount thereof plus accrued interest from September 15, 2004 to the Closing Date, the aggregate principal amount of the Notes set forth opposite the respective names of the Underwriter on Schedule I hereto together with any additional aggregate principal amount of Notes which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

(b) Payment of the purchase price for, and delivery of certificates representing, the Notes shall be made at the office of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067, or at such other place as shall be agreed upon by Lehman Brothers and the Company, at 10:00 A.M., New York City time, on Friday, December 3, 2004 (unless postponed in accordance with the provisions of Section 9 hereof) following the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by Lehman Brothers and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

(c) Payment of the purchase price for the Notes shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Notes to Lehman Brothers through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Notes shall be registered in such name or names and shall be in such denominations as Lehman Brothers may request at least two business days before the Closing Date. The Company will permit Lehman Brothers to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

3. Offering. Upon authorization of the release of the Notes by Lehman Brothers, the Underwriters propose to offer the Notes for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. The Company and the Guarantors covenants and agrees with the Underwriters that:

(a) If Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to Lehman Brothers of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

(b) Prior to and through the completion of the distribution of the Notes, the Company will notify you promptly (and, if requested by Lehman Brothers, will confirm such notice in writing) (i) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (ii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every reasonable effort to avoid the issuance of any such stop order, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will, prior to and through the completion of the distribution of the Notes, make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. Prior to and through the completion of the distribution of the Notes, the Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which Lehman Brothers shall reasonably object in writing after being timely furnished in advance a copy thereof. The

Company will provide Lehman Brothers with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit Lehman Brothers a reasonable opportunity to review and comment thereon.

(c) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Notes, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the reasonable judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time prior to the consummation of the Offering to amend or supplement the Prospectus or Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to Section 5(a) hereof, an appropriate amendment or supplement (in form and substance reasonably satisfactory to Lehman Brothers) which will correct such statement or omission or which will effect such compliance and will use its reasonable efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(d) The Company will promptly deliver to each of you and Latham & Watkins LLP (the “Underwriter’s Counsel”) a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

(e) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(f) The Company will use its reasonable efforts, in cooperation with Lehman Brothers, at or prior to the time of the Closing Date, to qualify the Notes for offering and sale under the securities laws relating to the offering or sale of the Notes of such jurisdictions, domestic or foreign, as Lehman Brothers may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(g) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the date of the Prospectus, an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(h) During the period of 90 days from the date hereof, without the prior written consent of Lehman Brothers, which consent shall not be unreasonably withheld, the Company will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, pledge or otherwise dispose of (or enter into any transaction or duties which is designed to, or could be expected to, result in the disposition by any person at any time in the future) any debt securities of the Company or any Subsidiary with terms substantially similar (including having equal rank) to the Notes (other than the Notes); provided, however, nothing contained in this Section 4(h) shall obligate the Company to retain Lehman Brothers as its underwriter.

(i) So long as any Notes are outstanding and so long as the Indenture so requires, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (unless filed on the EDGAR System) (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional non-privileged information concerning the business and financial condition of the Company as you may from time to time reasonably request for purposes not adverse to the interests of the Company (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, that the Company may require you to furnish a reasonable confidentiality agreement regarding any confidential non-public information prior to your receipt thereof.

(j) The Company will apply the net proceeds from the sale of the Notes as set forth under the caption “Use of Proceeds” in the Prospectus.

(k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby (including any extensions permitted by the Rules and Regulations thereunder).

(l) The Company will use its reasonable efforts in cooperation with the Underwriters to permit the Notes to be eligible for clearance and settlement through the facilities of The Depository Trust Company.

(m) The Company will take all reasonable action necessary to enable Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) to reaffirm their respective credit ratings on the Company’s outstanding senior subordinated debt, including for this purpose, the issuance of the Notes.

(n) Up to and through the Closing Date, the Company has not and will not (and has not permitted its affiliates to, and will cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes and neither the Company nor any of its affiliated purchasers (as defined in Rule 100 of Regulation M under the Exchange Act) will take any action prohibited by Regulation M under the Exchange Act.

(o) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company and the Guarantors prior to the Closing Date to satisfy all conditions precedent to the delivery of the Notes.

5. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Notes under the Securities Act and the Offering; (iii) the cost of producing any blue sky survey in connection with the Offering; (iv) all expenses in connection with the qualification of the Notes for offering and sale under state securities or blue sky laws as provided in Section 4(f) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Notes; (vi) all expenses in connection with the approval of the notes by DTC for “book-entry” transfer; (vii) all expenses in connection with the rating of the Notes; and (viii) the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Notes. The Company also will pay or cause to be paid: (x) the cost of preparing certificates representing the Notes; (y) the cost and charges of any transfer agent or registrar for the Notes; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section 5, and in Sections 7, 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel (other than as set forth above), their “road-show” expenses (other than the costs and expenses incurred for the use of chartered planes during the road-show, which costs and expenses shall be paid for by the Company), their advertising expenses related to the Offering and transfer taxes payable upon resale of any of the Notes by them. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 6 (other than Section 6(h)) or 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all reasonable out-of-pocket expenses of the Underwriters (including but not limited to reasonable and documented fees and disbursements of counsel to the Underwriters) reasonably incurred in connection herewith.

6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Notes, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Guarantors herein contained, as of the date hereof and as of the Closing Date, to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

(a) All necessary regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by Lehman Brothers; the Registration Statement shall have become, and shall remain, effective on the date of this Agreement and through the Closing Date, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof and a form of the Prospectus containing information relating to the description of the Notes and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b) At the Closing Date you shall have received the favorable written opinion of Irell & Manella LLP, counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex I.

(c) At the Closing Date you shall have received the favorable written opinion of Schreck Brignone, Nevada counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex II.

(d) At the Closing Date you shall have received the favorable written opinion of Watkins Ludlam Winter & Stennis, P.A., Mississippi counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex III.

(e) At the Closing Date you shall have received the favorable written opinion of Baker & Daniels, Indiana counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex IV.

(f) At the Closing Date you shall have received the favorable written opinion of Stone Pigman Walther Wittmann L.L.C., Louisiana counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex V.

(g) At the Closing Date you shall have received the favorable written opinion of Briol & Associates, PLLC, Minnesota counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex VI.

(h) At the Closing Date you shall have received the favorable written opinion of Lathrop & Gage, L.C., Missouri counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex VII.

(i) All proceedings taken in connection with the sale of the Notes as herein contemplated shall be reasonably satisfactory in form and substance to Lehman Brothers and to Underwriters’ Counsel, and the Underwriters shall have received from Underwriters’ Counsel a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Notes, the Registration Statement and the Prospectus and such other related matters as Lehman Brothers may reasonably require, and the Company shall have furnished to Underwriters’ Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(j) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company and the Guarantors set forth in Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company and the Guarantors to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) since the date of the latest audited financial statements included in the Prospectus, the Company and the Subsidiaries, taken as a whole, have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and (vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (x) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (y) the long-term debt or capital stock of the Company and its Subsidiaries, taken as a whole; or (z) the Offering, the consummation of any of the other transactions contemplated by this Agreement or the consummation of any material transaction contemplated by the Registration Statement and the Prospectus and (vii) as of the Closing Date, the Registration Statement and Prospectus do not include any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(k) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from Deloitte & Touche LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters’ Counsel.

(l) At the time this Agreement is executed and at the Closing Date, you shall have received a letter, from Deloitte & Touche LLP, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters’ Counsel, stating that nothing caused them to believe that the audited pro forma information of the Company included in the Registration Statement does not comply as to form with the applicable accounting requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Act or that the pro forma adjustments have not been applied properly to the historical amounts in the compilation of such statements.

(m) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the reasonable judgment of Lehman Brothers, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(n) On or prior to the Closing Date, The Depository Trust Company shall have accepted the Notes for clearance.

(o) On or prior to the Closing Date, you shall have received the Bank Consent from the Administrative Agent under the Bank Credit Facility.

(p) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

(q) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(r) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to Lehman Brothers and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by Lehman Brothers at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7. Indemnification.

(a) Each of the Company and the Guarantors, jointly and severally, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in any related Preliminary Prospectus, or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Lehman Brothers expressly for use therein. The foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. The parties agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, but not limited, to other liability under this Agreement.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Lehman Brothers specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Notes to be purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including, but not limited, to other liability under this Agreement.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense, in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel reasonably acceptable to the indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties (in addition to local counsel). No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the respective Underwriters, in each case as set forth on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Notes underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective aggregate principal amount of Notes to be purchased by each of the Underwriters hereunder and not joint.

9. Default by an Underwriter.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Notes hereunder, and if the Notes with respect to which such default relates (the “Default Notes”) do not (after giving effect to arrangements, if any, made by Lehman Brothers pursuant to subsection (b) below) exceed in the aggregate 10% of the aggregate principal amount of the Notes, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Notes that bears the same proportion of the aggregate principal amount of Default Notes then being purchased as the aggregate principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate principal amount of Notes set forth opposite the names of the non-defaulting Underwriters.

(b) In the event that the aggregate principal amount of the Default Notes exceeds 10% of the aggregate principal amount of the Notes, Lehman Brothers may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Notes on the terms contained herein. In the event that within five calendar days after such a default Lehman Brothers does not arrange for the purchase of the Default Notes as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company and the Guarantors with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Notes are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, Lehman Brothers or the Company shall have the right to postpone the Closing Date for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Notes.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company and the Guarantors contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10 and 11(d) hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 5, 7, 8 and 12 through 17, inclusive, shall be in full force and effect at all times after the execution hereof.

(b) Lehman Brothers shall have the right to terminate this Agreement at any time prior to the Closing Date, if (A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of Lehman Brothers will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (B) if trading on The New York Stock Exchange (“the NYSE”) or The NASDAQ National Market

(the “NASDAQ”) shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (D) any downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (E) (i) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii), in the judgment of Lehman Brothers, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 6(h) or Section 9(b) hereof), or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by Lehman Brothers, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: High Yield Capital Markets, with a copy to Underwriter’s Counsel at Latham & Watkins LLP, 633 West Fifth Street, Suite 4000, Los Angeles, California, Attention: Pamela B. Kelly, Esq.;

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company (Attention: John A. Godfrey, Esq.) and its counsel (Attention: Alvin G. Segel, Esq.) at the addresses set forth in the Registration Statement;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Lehman Brothers, which address will be supplied to any other party hereto by Lehman Brothers upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

13. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Guarantors, and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Notes from any of the Underwriters.

14. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company and each of the Guarantors irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY AND EACH GUARANTOR (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

17. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[Signature Page Follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

PINNACLE ENTERTAINMENT, INC.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and
Chief Financial Officer

BELTERRA RESORT INDIANA, LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and
Chief Financial Officer

BILOXI CASINO CORP.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Treasurer

BOOMTOWN, LLC (F/K/A BOOMTOWN, INC.)

By:	Pinnacle Entertainment, Inc., its Sole Member

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and
Chief Financial Officer

CASINO MAGIC CORP.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Chief Financial Officer

CASINO ONE CORPORATION

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Treasurer

CRYSTAL PARK HOTEL AND CASINO
DEVELOPMENT COMPANY, LLC

By:	HP/Compton, Inc., its Sole Member and
Manager

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and
Chief Financial Officer

HP/COMPTON, INC.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Chief Financial Officer

LOUISIANA-I GAMING, A LOUISIANA
PARTNERSHIP IN COMMENDAM

By:	Pinnacle Entertainment, Inc., as the Sole
Member of Boomtown, LLC, its General Partner

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and
Chief Financial Officer

PNK (BOSSIER CITY), INC.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Treasurer

PNK (LAKE CHARLES), L.L.C.

By:	Pinnacle Entertainment, Inc., its Sole
Member and Manager

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and
Chief Financial Officer

PNK (RENO), LLC (F/K/A BOOMTOWN HOTEL
& CASINO, INC.)

By:	Pinnacle Entertainment, Inc., its Sole Member

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and
Chief Financial Officer

Accepted as of the date first above written

LEHMAN BROTHERS INC.
As representative of the Several
Underwriters named in Schedule I
attached hereto

By:	/s/ Thomas Durney
Name:	Thomas Durney
Title:	Senior Managing Director

SCHEDULE I

UNDERWRITERS

Name of Underwriter	Aggregate Principal Amount of Notes to be Purchased
Lehman Brothers Inc.	$44,400,000
Bear, Stearns & Co. Inc.	$44,400,000
Deutsche Bank Securities Inc	$1,400,000
Wells Fargo Securities, LLC	$1,400,000
SG Cowen Securities Corporation	$1,400,000
CIBC World Markets Corp	$1,400,000
Hibernia Southcoast Capital, Inc.	$1,400,000
CommerzBank Securities	$1,400,000
Crowell, Weedon & Co	$1,400,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$1,400,000

Total	$100,000,000

SCHEDULE II

Guarantors

Belterra Resort Indiana, LLC

BILOXI CASINO CORP.

Boomtown, LLC (f/k/a Boomtown, Inc.)

Casino Magic Corp.

CASINO ONE CORPORATION

Crystal Park Hotel and Casino Development Company, LLC

HP/Compton, Inc.

Louisiana – I Gaming, a Louisiana Partnership in Commendam

PNK (Reno), LLC (f/k/a Boomtown Hotel and Casino, Inc.)

PNK (LAKE CHARLES), L.L.C.

PNK (BOSSIER CITY), Inc. (f/k/a Casino Magic of Louisiana Corp.)

EXHIBIT A

Subsidiaries

Belterra Resort Indiana, LLC

BILOXI CASINO CORP.

Boomtown, LLC (f/k/a Boomtown, Inc.)

Casino Magic Buenos Aires, SA

Casino Magic Corp.

Casino Magic Europe, BV Netherlands

Casino Magic Helles, SA (Greece)

CASINO MAGIC NEUQUEN SA

Casino Magic Support Services SA

CASINO ONE CORPORATION

CASINO PARKING, INC.

Crystal Park Hotel and Casino Development Company, LLC

HP/Compton, Inc.

Louisiana – I Gaming, a Louisiana Partnership in Commendam

OGLE HAUS, LLC

PNK (LAKE CHARLES), L.L.C.

PNK (Reno), LLC (f/k/a Boomtown Hotel & Casino, Inc.)

Realty Investment Group, Inc.

St. Louis Casino Corp.

PNK (BOSSIER CITY), Inc. (f/k/a Casino Magic of Louisiana Corp.)

PNK Development 1, Inc.

PNK Development 2, Inc.

PNK Development 3, Inc.

ANNEX I

Form of Opinion of Company Counsel

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction listed on a schedule to this opinion.

2. Each California Guarantor and the Delaware Guarantor is an entity duly incorporated or formed, as applicable, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization with full corporate or limited liability company, as applicable, power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus. Each Guarantor is duly qualified and in good standing as a foreign corporation or limited liability company, as applicable, in each jurisdiction listed on a schedule to this opinion.

3. The Company has the full corporate power and authority to execute and deliver the Underwriting Agreement, the Indenture and the Notes and to perform its obligations thereunder, including, without limitation, the full corporate power and authority to issue, sell and deliver the Notes, as contemplated by the Underwriting Agreement.

4. Each California Guarantor and the Delaware Guarantor has the full corporate or limited liability company, as applicable, power and authority to execute and deliver the Underwriting Agreement, the Indenture and their respective Guarantees and to perform their obligations thereunder.

5. The Underwriting Agreement has been duly authorized, executed and delivered by the Company, each California Guarantor and the Delaware Guarantor.

6. The Indenture has been duly and validly authorized, executed and delivered by the Company, each California Guarantor and the Delaware Guarantor and constitutes the valid and legally binding obligation of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms.

7. The Notes have been duly authorized for issuance and sale to the Underwriters by the Company and duly executed by the Company and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, the Notes will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture.

8. The Guarantees have been duly authorized and executed by each California Guarantor and the Delaware Guarantor and, when delivered in accordance with the terms of the Indenture, such Guarantees will, upon the due execution, issuance and authentication of the Notes in accordance with the terms of the Indenture and the delivery to and payment therefor by the Underwriters in accordance with the terms of the Underwriting

Agreement, and receipt of the agreed consideration by each of the Guarantors, be the valid and legally binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms.

9. The execution and delivery of the Underwriting Agreement and the Indenture, the Notes and the Guarantees (collectively, the “Transaction Documents”) by the Company and the Guarantors, and the performance by the Company and the Guarantors of their respective obligations thereunder and the consummation by the Company and the Guarantors of the transactions contemplated by the Transaction Documents (including the issuance of the Notes) and the use of the proceeds therefrom in the manner set forth under the caption “Use of Proceeds” in the Prospectus, do not and will not (A) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantors pursuant to any agreement or instrument listed under Items 4 or 10 in the exhibit index to the Company’s Form 10-K for the year ended December 31, 2003 or in the exhibit index to the Company’s subsequently filed Forms 10-Q and 8-K prior to the Closing Date (it being understood that such counsel shall be entitled to rely on certificates from Company officers as to relevant financial calculations), (B) violate any provision of the certificate or articles of incorporation or operating agreement or bylaws or other organizational documents of the Company or any California Guarantor or the Delaware Guarantor, or (C) violate any federal, California, Delaware or New York law, statute, rule or regulation customarily applicable to public offerings of this type or, to our knowledge, any judgment, order, writ or decree of any government instrumentality or court applicable to or having jurisdiction over the Company, any Guarantor or any of their respective assets or properties except for, with respect to the foregoing clauses (A) and (C), such violations, breaches, defaults, liens, charges and encumbrances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

10. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental authority or agency of the United States, California, New York or Delaware (that is customarily applicable to public offerings of this type), is required for the Company’s or each Guarantor’s execution, delivery and performance of the Transaction Documents on or before the Closing Date or the issuance of the Notes and the Guarantees, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Notes by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by the NASD.

11. The Registration Statement as of the date it was declared effective, and the Prospectus and any amendments thereof or supplements thereto, as of its date (other than the financial statements and notes thereto, related schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations thereunder. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and notes thereto, related schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered, and in the case of any such incorporated document that was subsequently amended, such document as amended by the subsequently filed amendment) when they were filed with the Commission, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the applicable rules and regulations thereunder.

12. The statements under the captions “Description of Other Indebtedness”, “Description of Notes”, “Description of Debt Securities”, “Description of Preferred Stock and Depositary Shares”, “Description of Common Stock” (as amended by documents incorporated by reference in the Registration Statement or Prospectus), “Certain United States Federal Tax Consequences” and “Description of Warrants” in the Prospectus and Item 15 of Part II of the Registration Statement, insofar as they purport to describe or summarize certain provisions of the agreements, statutes, regulations, legal matters or securities referred to therein, are accurate descriptions or summaries in all material respects.

13. The Company and each of the Guarantors are not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

14. Assuming the proceeds of the sale of the Notes are used for the purposes set forth in the Prospectus, such use of proceeds will not violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

15. The Indenture has been qualified under the Trust Indenture Act.

16. The Registration Statement is effective under the Securities Act and to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission; and all required filings of the Prospectus and Prospectus Supplement pursuant to Rule 424(b) and Rule 430A under the Securities Act have been made.

17. Such counsel knows of no material legal or governmental actions, suits or proceedings pending or threatened against either the Company or any Subsidiary which are required to be disclosed in the Registration Statement or the Prospectus except as set forth in the Registration Statement or the Prospectus. To such counsel’s knowledge, other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or the Guarantors is a party or of which any property of the Company or any Guarantor is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, other than as set forth in the Registration Statement and the Prospectus, to our knowledge, no such proceedings have been overtly threatened in writing by governmental authorities or by others, which have not been resolved.

18. To the knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed (including documents filed with the Commission that are incorporated by reference in the Registration Statement).

19. The statements contained in the Registration Statement and the Prospectus under the caption “Government Regulation and Gaming Issues—California”, have been reviewed by such counsel and insofar as they purport to describe or summarize certain provisions of the statutes, laws and applicable regulations of the State of California referred to therein, are accurate descriptions or summaries in all material respects.

20. The Notes, the Guarantees and the Indenture conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

21. To our knowledge, no holder of any securities of the Company has the right to require registration of any security of the Company in connection with the filing of the Registration Statement or the issuance of the Notes.

In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and representatives for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel need not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, or in any supplements or amendments thereto (except to the extent stated in paragraphs 12 and 19), and need not make any independent check or verification thereof, during the course of such participation, no facts came to the attention of such counsel which caused such counsel to believe that the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), contained or incorporated by reference any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contain an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no belief with respect to the financial statements, schedules or other financial data included in, or omitted from, the Registration Statement or the Prospectus or any amendments or supplements thereto or any Form T-1).

ANNEX II

Form of Opinion of Schreck Brignone, Nevada counsel for the Company

1. Each of the Nevada Guarantors has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Nevada, with limited liability company power and authority to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus and to execute, deliver and perform its obligations under the Operative Documents, including the power and authority to issue the Guarantees.

2. The Company is qualified to do business as a foreign corporation and is in good standing in the State of Nevada.

3. Each of the Operative Documents to which each Nevada Guarantor is a party has been duly authorized, executed and delivered by such Nevada Guarantor.

4. The issuance and sale of the Guarantees by the Guarantors, the execution and delivery by the Company and the Guarantors of the Operative Documents to which they are parties, and the consummation of the Transactions by the Company and the Guarantors do not (a) contravene or result in a breach or violation of the Governing Documents, (b) contravene or violate any Applicable Nevada Order, or (c) contravene or violate any Applicable Nevada Law.

5. The statements contained in the Registration Statement, as modified and supplemented by the Prospectus and the documents incorporated therein, including the Company’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003, under the captions “Risk Factors—Risks Related to our Business” and “Government Regulation and Gaming Issues—Nevada”, except for financial data included therein or omitted therefrom (as to which we express no opinion), have been reviewed by us and, to the extent such statements constitute summaries of the Nevada Gaming Laws or other Nevada legal matters, they are accurate in all material respects and fairly summarize the information and matters therein described.

6. No Nevada Governmental Approval is required for the execution, delivery and performance by the Company or any Guarantor of the Operative Documents to which it is a party, the consummation of the Transactions by the Company or any Guarantor, or the offering, issuance or sale of the Notes and the Guarantees to the Underwriters, except (a) such as have been obtained and are in full force and effect at the Closing Date, and (b) as may be required under state securities or “Blue Sky” laws and regulations (as to which we express no opinion).

7. To our knowledge, other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending before any Nevada Governmental Authority to which the Company or any of the Nevada Guarantors is a party, which are likely to have, individually or in the aggregate, a Material Adverse Effect.

ANNEX III

Form of Opinion of Watkins Ludlam Winter & Stennis, P.A.,

Mississippi counsel for the Company

(1) Based solely on a certificate of existence issued by the Mississippi Secretary of State dated November     , 2004, Casino Magic Biloxi is validly existing as a corporation in good standing under the laws of the State of Mississippi. Casino Magic Biloxi has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, as supplemented.

(2) Based solely on a certificate of existence issued by the Mississippi Secretary of State dated November     , 2004, Casino One is validly existing as a corporation in good standing under the laws of the State of Mississippi. Casino One has full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted.

(3) Casino Magic Biloxi has the requisite corporate power and authority to enter into the Offering Documents and to make, issue and deliver the Guarantees as provided in the Underwriting Agreement. The Offering Documents and the consummation of the transactions contemplated thereby have been duly and validly authorized by the Board of Directors of Casino Magic Biloxi. Each Offering Document to which Casino Magic Biloxi is a party has been duly authorized.

(4) Casino One has the requisite corporate power and authority to enter into the Offering Documents and to make, issue and deliver the Guarantees as provided in the Underwriting Agreement. The Offering Documents and the consummation of the transactions contemplated thereby have been duly and validly authorized by the Board of Directors of Casino One. Each Offering Document to which Casino One is a party has been duly authorized.

(5) Each Offering Document to which Casino One or Casino Magic Biloxi is a party has been duly and validly executed by Casino One or Casino Magic Biloxi, in each case as may be required by such Offering Document.

(6) The offer, sale or delivery of the Notes and the Guarantees as of the Closing Date and the execution, delivery or performance by Casino Magic Biloxi of the Offering Documents and compliance by Casino Magic Biloxi with the provisions thereof and consummation of the transactions contemplated thereby, do not and will not conflict with and do not and will not constitute a breach of, or a default under (including any event which, with notice or lapse of time or both, would be a breach of or a default under) the articles of incorporation or bylaws of Casino Magic Biloxi, as in effect on the Closing Date.

(7) The offer, sale or delivery of the Notes and the Guarantees as of the Closing Date and the execution, delivery or performance by Casino One of the Offering Documents and compliance by Casino One with the provisions thereof and consummation of the transactions contemplated thereby, do not and will not conflict with and do not and will not constitute a breach of, or a default under (including any event which, with notice or lapse of time or both, would be a breach of or a default under) the articles of incorporation or bylaws of Casino One, as in effect on the Closing Date.

(8) The offer, sale or delivery of the Notes and the Guarantees as of the Closing Date, the execution, delivery or performance of the Notes by the Company, and the execution, delivery or performance by each of the Guarantors and the Company of the Offering Documents to which it is a party will not result in any violation of the Mississippi Gaming Control Act and the regulations promulgated thereunder or any law or legal requirement or order, judgment or decree in the State of Mississippi as in effect as of the date of our opinion and which in our experience customarily is applicable to transactions of the type contemplated by the Offering Documents (other than state securities or blue sky laws as to which we express no opinion and have assumed for purposes of this paragraph compliance therewith).

(9) Other than those arising under the securities laws of the State of Mississippi and the Blue Sky laws (as to neither body of law we express an opinion), no authorization, approval, consent or order of any Mississippi court or the Commission or any other gaming or other governmental or regulatory authority of the State of Mississippi or any other agency, department or regulatory body having jurisdiction over gaming in the State of Mississippi is required in connection with the execution, delivery and performance of the Notes by the Company, the execution, delivery or performance by each of the Guarantors and the Company of the Offering Documents, the consummation of the transactions contemplated thereby or the offering, issuance or sale of the Notes and the Guarantees pursuant to the Underwriting Agreement except for (i) such as have been obtained and are in full force and effect as of the Closing Date; and (ii) the filing of a post closing loan report with the Commission as required by MGC Regulation II. I., Section 11.

(10) To our knowledge, there are no legal or governmental proceedings pending or threatened in Mississippi against the Company, Casino One or Casino Magic Biloxi or to which any of their respective property or assets is subject, which are not disclosed in the Offering Documents and which, if adversely decided, singly or in the aggregate with all other such proceedings, reasonably could be expected to have a Material Adverse Effect with respect to Casino One or Casino Magic Biloxi.

(11) To our knowledge, there are no legal or governmental proceedings pending or threatened in Mississippi against the Company, Casino One or Casino Magic Biloxi or to which any of their respective property or assets is subject, which are not disclosed in the Offering Documents and which, if adversely decided, singly or in the aggregate with all other such proceedings, reasonably could be expected to have a Material Adverse Effect with respect to the transactions contemplated by the Offering Documents.

(12) The statements in the Prospectus, as supplemented, under the heading “Risk Factors - Risks Related to our Business” and the Company’s Annual Report on Form 10 K for the year ended December 31, 2003, under the heading “Government Regulation and Gaming Issues-Mississippi”, insofar as such statements constitute a summary of statutes, rules, regulations or legal proceedings with respect to Mississippi law referred to therein, are true and correct in all material respects and summarize fairly the information required to be shown.

(13) Casino Magic Biloxi has received and presently holds a gaming license from the Commission subject to the conditions imposed by the Commission in connection with the issuance of such license.

ANNEX IV

Form of Opinion of Baker & Daniels, Indiana counsel for the Company

1. Each of the Company’s subsidiaries that are incorporated or organized in the State of Indiana or operating in the State of Indiana (the “Indiana Subsidiaries”) has been duly organized and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of incorporation, with full limited liability company power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business (except in those jurisdictions in which the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole).

2. All issued and outstanding ownership interests of the limited liability company Indiana Subsidiaries, are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances. None of the outstanding limited liability company interests of any of the Indiana Subsidiaries was issued in violation of statutory preemptive or, to our knowledge, non-statutory preemptive or other similar rights of any security holder.

3. The statements contained in the Registration Statement and the Prospectus under the captions “Risk Factors—Risks Related to our Business” and “Government Regulation and Gaming Issues—Indiana”, has been reviewed by such counsel and to the extent such statements constitute summaries of the statutes, laws and applicable regulations of the State of Indiana regarding gaming or other matters, they are accurate and correct in all material respects and fairly summarize the information and matters therein described.

4. No authorization, approval, consent or order of any Indiana court or governmental authority or agency (including the Indiana Gaming Commission and any other gaming or similar governmental or regulatory authority of the State of Indiana or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Notes to the Underwriters and the consummation of the transactions contemplated thereby and by the Registration Statement and the Prospectus except such have been obtained and are in full force and effect at the Closing Date.

5. Each of the Indiana Subsidiaries possess the Governmental Licenses issued by, and has made all filings with, the appropriate regulatory entities necessary to own, lease, and operate its properties and to conduct the businesses now operated by it or proposed to be operated by it, except where the failure thereof would not, singly or in the aggregate, result in a Material Adverse Change. All such Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Change. To the best of such counsel’s knowledge, each of the Indiana Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, result in a Material Adverse Change. To the best of such counsel’s knowledge, no event has occurred (including, without limitation, the receipt of any notice from any regulatory entity) which allows, or after notice or lapse of time, or both, would allow revocation, modification, suspension, or termination of any Governmental License or would result in any other material impairment of the rights of the holder of any such Governmental Authorization which, singly or in the aggregate, would result in a Material Adverse Change.

6. None of the Indiana Subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel’s knowledge after due inquiry, none of the Indiana Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to any of the Indiana Subsidiaries to which any of the Indiana Subsidiaries is a party or by which any of their respective property is bound.

7. We know of no material legal or governmental actions, suits or proceedings pending or threatened against any of the Indiana Subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus except as set forth in the Registration Statement or the Prospectus. Other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the any of the Indiana Subsidiaries is a party or of which any property of the Indiana Subsidiaries is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, other than as set forth in the Registration Statement and the Prospectus, no such proceedings have been overtly threatened in writing by governmental authorities or by others.

ANNEX V

Form of Opinion of Stone Pigman Walther Wittman L.L.C., Louisiana counsel for the Company

1. Each of the Company’s subsidiaries that are incorporated or organized in the State of Louisiana (the “Louisiana Subsidiaries”) has been duly incorporated or organized and is validly existing as a corporation, limited liability company or partnership in good standing under the laws of Louisiana, with full corporate, limited liability company or partnership power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation, limited liability company or partnership and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business (except in those jurisdictions in which the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole).

2. All issued and outstanding shares of capital stock of the Louisiana Subsidiaries have been duly and validly authorized and are validly issued, fully paid and non-assessable and all issued and outstanding ownership interests of the limited liability company or partnership Louisiana Subsidiaries, are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances. None of the outstanding shares of capital stock or limited liability company or partnership interests of any of the Indiana Subsidiaries was issued in violation of statutory preemptive or, to our knowledge, non-statutory preemptive or other similar rights of any security holder.

3. Each of the [Louisiana Guarantors] has the full right, power and authority to execute, deliver and perform its obligations under the Underwriter Agreement, the Indenture and the respective Guarantees (collectively, the “Operative Documents”) and to consummate the transactions contemplated thereby including, without limitation, the full right, power and authority to issue, sell and deliver the [Louisiana Guarantees] pursuant to the Indenture.

4. Each of the Operative Documents (including the [Louisiana Guarantees]) has been duly and validly authorized, executed and delivered by such [Louisiana Guarantor].

5. The issuance and sale of the [Louisiana Guarantees] by the [Louisiana Guarantors], the execution and delivery by the [Louisiana Guarantors] of the Operative Documents and the consummation of the transactions contemplated by the Operative Documents, the Registration Statement and the Prospectus (collectively, the “Transaction Documents”) by the [Louisiana Guarantors] do not (a) contravene or result in a breach or violation of the Articles of Incorporation or Bylaws of the [Louisiana Guarantors], (b) contravene or violate any judgment, decree or order of any Louisiana governmental authority having jurisdiction over the [Louisiana Guarantors], (c) contravene or violate any applicable Louisiana law or (d) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the [Louisiana Guarantors] pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which any of the [Louisiana Guarantors] is a party or by which any of the [Louisiana Guarantors] or their respective properties or assets may be bound.

6. The statements contained in the Registration Statement and the Prospectus under the captions “Risk Factors—Risks Related to our Business” and “Government Regulation and Gaming Issues—Louisiana”, has been reviewed by such counsel and to the extent such statements constitute summaries of the statutes, laws and applicable regulations of the State of Louisiana regarding gaming or other matters, they are accurate and correct in all material respects and fairly summarize the information and matters therein described.

7. No authorization, approval, consent or order of any Louisiana court or governmental authority or agency (including the Louisiana Gaming Control Board and any other gaming or similar governmental or regulatory authority of the State of Louisiana or any political subdivision thereof) is required for the execution, delivery and performance by any [Lousiana Guarantor] of the Operative Documents, the consummation of the transactions contemplated by the Transaction Documents or otherwise in connection with the offering, issuance or sale of the Notes and the [Louisiana Guarantees] to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date.

8. Each of the Louisiana Subsidiaries possess the Governmental Licenses issued by, and has made all filings with, the appropriate regulatory entities necessary to own, lease, and operate its properties and to conduct the businesses now operated by it proposed to be operated by it, except where the failure thereof would not, singly or in the aggregate, result in a Material Adverse Change. All such Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Change. To the best of such counsel’s knowledge, each of the Louisiana Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, result in a Material Adverse Change. To the best of such counsel’s knowledge, no event has occurred (including, without limitation, the receipt of any notice from any regulatory entity) which allows, or after notice or lapse of time, or both, would allow revocation, modification, suspension, or termination of any Governmental License or would result in any other material impairment of the rights of the holder of any such Governmental Authorization which, singly or in the aggregate, would result in a Material Adverse Change.

9. None of the Louisiana Subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel’s knowledge after due inquiry, none of the Louisiana Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to any of the Louisiana Subsidiaries to which any of the Louisiana Subsidiaries is a party or by which any of their respective property is bound.

10. We know of no material legal or governmental actions, suits or proceedings pending or threatened against any of the Louisiana Subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus except as set forth in the Registration Statement or the Prospectus. Other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the any of

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the Louisiana Subsidiaries is a party or of which any property of the Louisiana Subsidiaries is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, other than as set forth in the Registration Statement and the Prospectus, no such proceedings have been overtly threatened in writing by governmental authorities or by others.

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ANNEX VI

Form of Opinion of Briol & Associates, PLLC, Minnesota counsel for the Company

1. Each of the Company’s subsidiaries incorporated in the State of Minnesota (the “Minnesota Subsidiaries”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business (except in those jurisdictions in which the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole).

2. All issued and outstanding shares of capital stock of the Minnesota Subsidiaries have been duly and validly authorized and are validly issued, fully paid and non-assessable, are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances. None of the outstanding shares of capital stock of any of the Minnesota Subsidiaries was issued in violation of statutory preemptive or, to our knowledge, non-statutory preemptive or other similar rights of any security holder.

3. Each of the [Minnesota Guarantors] has the full right, power and authority to execute, deliver and perform its obligations under the Underwriter Agreement, the Indenture and the respective Guarantees (collectively, the “Operative Documents”) and to consummate the transactions contemplated thereby including, without limitation, the full right, power and authority to issue, sell and deliver the [Minnesota Guarantees] pursuant to the Indenture.

4. Each of the Operative Documents (including the [Minnesota Guarantees]) has been duly and validly authorized, executed and delivered by such [Minnesota Guarantor].

5. The issuance and sale of the [Minnesota Guarantees] by the [Minnesota Guarantors], the execution and delivery by the [Minnesota Guarantors] of the Operative Documents and the consummation of the transactions contemplated by the Operative Documents, the Registration Statement and the Prospectus (collectively, the “Transaction Documents”) by the [Minnesota Guarantors] do not (a) contravene or result in a breach or violation of the Articles of Incorporation or Bylaws of the [Minnesota Guarantors], (b) contravene or violate any judgment, decree or order of any Minnesota governmental authority having jurisdiction over the [Minnesota Guarantors], (c) contravene or violate any applicable Minnesota law or (d) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the [Minnesota Guarantors] pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which any of the [Minnesota Guarantors] is a party or by which any of the [Minnesota Guarantors] or their respective properties or assets may be bound.

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6. No authorization, approval, consent or order of any Minnesota court or governmental authority or agency is required for the execution, delivery and performance by any Minnesota Guarantor of the Operative Documents, the consummation of the transactions contemplated by the Transaction Documents or otherwise in connection with the offering, issuance or sale of the Notes and the [Minnesota Guarantees] to the Underwriters, except such as have been obtained and are in full force and effect at the Closing Date.

7. None of the Minnesota Subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel’s knowledge after due inquiry, none of the Minnesota Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to any of the Minnesota Subsidiaries to which any of the Minnesota Subsidiaries is a party or by which any of their respective property is bound.

8. We know of no material legal or governmental actions, suits or proceedings pending or threatened against any of the Minnesota Subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus except as set forth in the Registration Statement or the Prospectus. Other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the any of the Minnesota Subsidiaries is a party or of which any property of the Minnesota Subsidiaries is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, other than as set forth in the Registration Statement and the Prospectus, no such proceedings have been overtly threatened in writing by governmental authorities or by others.

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ANNEX VII

Form of Opinion of Lathrop & Gage, L.C., Missouri counsel for the Company

1. The Offering will not violate any Missouri gaming law or administrative regulation that in our experience is customarily applicable to transactions of the sort contemplated by the Offering, or to our knowledge, any Missouri administrative or court decree, in each case, the effect of which violation, singly or in the aggregate, would have a Material Adverse Effect.

2. No authorization, approval or consent of, notification to, or filing with the Missouri Gaming Commission, any Missouri court, or other governmental authority or agency of the State of Missouri or any other agency department or regulatory body having jurisdiction over gaming in the State of Missouri is necessary or required on the part of the Company or the Missouri Related Subsidiaries under Missouri gaming laws or other Missouri laws that in our experience are customarily applicable to transactions of the sort contemplated by the Offering, except those already obtained or made and are in full force and effect as of the Closing Date, those described in the Transaction Documents and those where the failure to so obtain or file would not have a Material Adverse Effect.

3. The statements contained in the Registration Statement and the Prospectus under the captions “Risk Factors—Risks Related to our Business” and “Government Regulation and Gaming Issues—Missouri”, has been reviewed by such counsel and to the extent such statements constitute summaries of the statutes, laws and applicable regulations of the State of Missouri regarding gaming, they are accurate and correct in all material respects and fairly summarize the information and matters therein described.